SUPPLEMENT DATED JANUARY 1, 2003
          TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

                    USALLIANZ ADVANTAGE(TM) VARIABLE ANNUITY
                        VALUEMARK(R) IV VARIABLE ANNUITY
                                DATED MAY 1, 2002
                   USALLIANZ OPPORTUNITY(TM) VARIABLE ANNUITY
                            DATED SEPTEMBER 27, 2002

                                    ISSUED BY
                  PREFERRED LIFE INSURANCE COMPANY OF NEW YORK
                        PREFERRED LIFE VARIABLE ACCOUNT C


This supplement updates certain information contained in the prospectus and Statement of Additional Information and should be attached and retained for future reference.

Effective January 1, 2003, Preferred Life Insurance Company of New York has changed its name to Allianz Life Insurance Company of New York. The new name is hereby substituted in the Prospectus and Statement of Additional Information wherever the name Preferred Life Insurance Company of New York or Preferred Life is used.

In addition, the name of the Separate Account and Fixed Account have also changed to reflect changes to the company name. Effective January 1, 2003, all references to "Preferred Life Variable Account C" will be replaced with "Allianz Life of NY Variable Account C" and all references to the "Preferred Life Fixed Account" will be replaced with "Fixed Account."



                                                                NYSUPPL-001-0103